UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

RHINEBECK BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38779	83-2117268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York	12601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 454-8555

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBKB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2020, Rhinebeck Bancorp, Inc. issued a press release announcing 2020 third quarter financial results.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein. The information contained in this Item 2.02, including the information set forth in the press release and incorporated by reference herein, is being “furnished” and not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Rhinebeck Bancorp, Inc. Press Release dated October 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHINEBECK BANCORP, INC.

October 29, 2020	/s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer